UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934s

Date of Report (Date of earliest event reported): November 8, 2021

China HGS Real Estate, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	001-34864	33-0961490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Xinghan Road, 19th Floor Hanzhong City Shaanxi Province, PRC 723000
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (86) 091-62622612

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	HGSH	The NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Resignation of Christy Young Shue

On November 8, 2021, Ms. Christy Young Shue resigned from her positions as an Independent Director of the Board and as the Chairwoman of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), and member of the Audit Committee and Compensation Committee of the Board. Ms. Christy Young Shue’s resignation is not as a result of any disagreement with the Company relating to its operations, policies or practices.

Appointment of Dr. Xinping Li

Effective November 8, 2021, the Board appointed Dr. Xinping Li as an Independent Director of the Board and as the Chairman of the Nominating Committee and member of the Audit Committee and Compensation Committee of the Board to fill the vacancy created by the resignation of Ms. Christy Young Shue.

Dr. Xinping Li, aged 56, has served as the vice-dean of Shaoyang University’s School of Economics and Management since March 2005. From July 2002 to March 2005, Mr. Li served as a professor and researcher at Jiangxi Jiujiang University’s Business School. Mr. Li graduated from Shaoyang University in China with a bachelor’s degree in mathematics. He later obtained a master’s degree in investment economics from Guangxi Normal University’s School of Economics in China, and a doctoral degree in economics from Liaoning University in China.

Dr. Xinping Li does not have a family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K.

Dr. Xinping Li also entered into an independent director agreement (the “Director Agreement”) with the Company, which sets his annual compensation at US$24,000 and establishes other terms and conditions governing his service to the Board. The Director Agreement is qualified in its entirety by reference to the complete text of the Director Agreement, which is filed hereto as Exhibit 10.2.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

10.1	Independent Director Agreement, dated November 8, 2021 by and between the Company and Xinping Li

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 8, 2021	China HGS Real Estate Inc.

	By:	/s/ Neng Chen
Name: Neng Chen
Title: Chief Executive Officer and Chairman